UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2018

CERES TACTICAL GLOBAL L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31563	13-4084211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:     (855) 672-4468

CERES TACTICAL CURRENCY L.P.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment and Assignment of Foreign Exchange and Bullion Authorization Agreement

On October 10, 2018, The Cambridge Strategy (Asset Management) Limited (“Cambridge”), Mesirow Financial International UK, Limited (“Mesirow”), Cambridge Master Fund L.P. (the “Master Fund”) and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) entered into an amendment and assignment agreement, dated October 10, 2018 (the “Assignment Agreement”), effective as of October 1, 2018, to the Foreign Exchange and Bullion Authorization Agreement, dated as of July 12, 2017 (the “FXBAA”), pursuant to which Cambridge assigned to Mesirow all of its rights, liabilities, duties and obligations under and in respect of the FXBAA, Mesirow accepted such assignment and assumed all rights, liabilities, duties and obligations under and in respect of the FXBAA, and JPMorgan Chase consented to such assignment and assumption. Pursuant to the Assignment Agreement, all references to Cambridge were replaced by references to Mesirow, and all references to “Investment Manager” are deemed to refer to Mesirow.

The Assignment Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Amendment to Schedule to ISDA Master Agreement

On October 10, 2018, the Master Fund and JPMorgan Chase entered into an amendment, dated as of October 10, 2018 (the “ISDA Amendment”), effective as of October 1, 2018, to the Schedule to the 2002 ISDA Master Agreement, dated as of July 12, 2017, between the Master Fund and JPMorgan Chase. Pursuant to the ISDA Amendment, all references to Cambridge were replaced by references to Mesirow.

The ISDA Amendment is filed herewith as Exhibit 10.2, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 10, 2018, Ceres Managed Futures LLC, the general partner of the Registrant, determined that Ceres Tactical Currency L.P. shall change its name to Ceres Tactical Global L.P. The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of the Registrant (the “Certificate”), as filed with the Secretary of State of the State of Delaware on October 10, 2018.

A copy of the Certificate is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report.

Exhibit No.	Description

3.1	Amendment to the Certificate of Limited Partnership of the Registrant, dated October 10, 2018.

10.1	Amendment and Assignment of Foreign Exchange and Bullion Authorization Agreement, dated October 10, 2018, by and among The Cambridge Strategy (Asset Management) Limited, Mesirow Financial International UK, Limited, Cambridge Master Fund L.P. and JPMorgan Chase Bank, N.A.

10.2	Amendment, dated as of October 10, 2018, to the Schedule to 2002 ISDA Master Agreement, dated as of July 12, 2017, between JPMorgan Chase Bank, N.A. and Cambridge Master Fund L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL GLOBAL L.P.

By:	Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: October 16, 2018